UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2016

Cliffs Natural Resources Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On June 7, 2016, the U.S. District Court for the District of Delaware under Chapter 15 of the U.S. Bankruptcy Code, confirmed the May 27, 2016, Order of the Ontario Superior Court of Justice approving the settlement between Essar Steel Algoma Inc. (“Essar”) and The Cleveland-Cliffs Iron Company, Northshore Mining Company and Cliffs Mining Company (collectively, “Cliffs”). These orders approve the reinstatement of the Pellet Sale and Purchase Agreement dated and effective as of January 31, 2002, as amended (the “Agreement”). The Agreement will resume in full on January 1, 2017, with Cliffs supplying a significant portion of Essar’s 2016 requirements beginning July 2016. The Agreement extends to 2024. Essar continues to be under the protection of the Companies’ Creditors Arrangement Act in the Ontario Superior Court.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

Date:	June 9, 2016	By:	/s/ James D. Graham
Name: James D. Graham
Title: Executive Vice President, Chief Legal Officer & Secretary